SCHEDULE 14A

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Peoples Community Bancorp, Inc.
(Name of Registrant as Specified in its Charter)

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, schedule or registration statement no.:

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April 18, 2008

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Peoples Community Bancorp, Inc.  The meeting will be held at the office of Peoples Community Bank located at 7615 Voice of America Centre Drive, West Chester, Ohio, on Wednesday, May 28, 2008 at 10:00 a.m., Eastern Time.

At the Annual Meeting, you will be asked to elect two (2) directors for a three-year term, and ratify the appointment of BKD, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2008.  Each of these matters is more fully described in the accompanying materials.

It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person.  We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting.  This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

Your continued support of Peoples Community Bancorp, Inc. is sincerely appreciated.

Very truly yours,

Jerry D. Williams
President and Chief Executive Officer

PEOPLES COMMUNITY BANCORP, INC.

Post Office Box 1130

6100 West Chester Road

West Chester, Ohio 45071

(513) 870-3530

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 28, 2008

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Peoples Community Bancorp, Inc. will be held at the office of Peoples Community Bank located at 7615 Voice of America Centre Drive, West Chester, Ohio, on Wednesday, May 28, 2008 at 10:00 a.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

(1)           To elect two (2) directors for a three-year term expiring in 2011 and until their successors are elected and qualified;

(2)           To ratify the appointment by the Audit Committee of BKD, LLP as the Company’s independent registered public accounting firm for the calendar year ending December 31, 2008; and

(3)           To transact such other business as may properly come before the meeting or at any adjournment thereof.  We are not aware of any other such business.

Stockholders of record as of March 20, 2008 are entitled to notice of and to vote at the Annual Meeting and at any adjournment of the Annual Meeting.  Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

BY ORDER OF THE BOARD OF DIRECTORS

Fred L. Darlington
Corporate Secretary

West Chester, Ohio
April 18, 2008

You are cordially invited to attend the Annual Meeting.  It is important that your shares be represented regardless of the number you own.  Even if you plan to be present, you are urged to complete, sign, date and return the enclosed proxy promptly in the envelope provided.  If you attend the Annual Meeting, you may vote either in person or by proxy.  Any proxy given may be revoked by you in writing or in person at any time prior to the exercise thereof.

PROXY STATEMENT

OF

PEOPLES COMMUNITY BANCORP, INC.

ABOUT THE ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished to holders of common stock of Peoples Community Bancorp, Inc., the parent holding company of Peoples Community Bank.  The Company is soliciting proxies on behalf of the Board of Directors to be used at the Annual Meeting of Stockholders to be held at the office of Peoples Community Bank located at 7615 Voice of America Centre Drive, West Chester, Ohio, on Wednesday, May 28, 2008 at 10:00 a.m., Eastern Time, and at any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting of Stockholders.  This Proxy Statement is first being mailed to stockholders on or about April 18, 2008.

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of directors and ratification of the independent registered public accounting firm. In addition, management will report on the performance of Peoples Community Bancorp and respond to questions from stockholders.

Who is entitled to vote?

Only stockholders of record as of the close of business on the record date for the Annual Meeting, March 20, 2008, are entitled to vote at the Annual Meeting. On the record date, the Company had 4,838,964 shares of common stock issued and outstanding and no other class of equity securities outstanding.  For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the Annual Meeting, in person or by proxy.

How do I submit my proxy?

After you have carefully read this proxy statement, indicate on your proxy form how you want your shares to be voted.  Then sign, date and mail your proxy form in the enclosed prepaid return envelope as soon as possible.  This will enable your shares to be represented and voted at the Annual Meeting.

If my shares are held in “street” name by my broker, could my broker automatically vote my shares for me?

Your broker may vote in his or her discretion on the election of directors and ratification of the independent registered public accounting firm if you do not furnish instructions.

Can I attend the meeting and vote my shares in person?

All stockholders are invited to attend the Annual Meeting.  Stockholders of record can vote in person at the Annual Meeting.  If your shares are held in “street” name, then you are not the stockholder of record and you must ask your broker or other nominee how you can vote at the Annual Meeting.

Can I change my vote after I return my proxy card?

If you have not voted through your broker or other nominee, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy form.

•                                          First, you may send a written notice to Mr. Fred L. Darlington, Corporate Secretary, Peoples Community Bancorp, Inc., P.O. Box 1130, West Chester, Ohio 45071, stating that you would like to revoke your proxy.

•                                          Second, you may complete and submit a new proxy form.  Any earlier proxies will be revoked automatically.

•                                          Third, you may attend the Annual Meeting and vote in person.  Any earlier proxy will be revoked.  However, attending the Annual Meeting without voting in person will not revoke your proxy.

If you have instructed a broker or other nominee to vote your shares, you must follow directions you receive from your broker or other nominee to change your vote.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum.  Proxies received but marked as abstentions will be included in the calculation of the number of votes considered to be present at the meeting.

What are the Board of Directors’ recommendations?

The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement.  In summary, the Board of Directors recommends that you vote FOR the nominees for director and FOR ratification of the appointment of BKD, LLP for calendar year 2008.

The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with your instructions contained in the proxy.  If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.  Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment of the Annual Meeting and will not be used for any other meeting.

What vote is required to approve each item?

Directors are elected by a plurality of the votes cast with a quorum present.  The two people who receive the greatest number of votes will be elected as directors.    The affirmative vote of a majority of the total votes present is required for approval of the proposal to ratify the appointment of BKD, LLP.  Abstentions are considered in determining the presence of a quorum and will have the effect of a vote against the proposal to ratify the appointment of BKD, LLP, but will not affect the plurality vote required for the election of directors.  Under rules applicable to brokerage firms, the proposals to elect directors and to ratify the appointment of the independent registered public accounting firm are considered “discretionary” items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,

CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors

The Company’s Articles of Incorporation provide that the Board of Directors is divided into three classes as nearly equal in number as possible.  The directors are elected by the stockholders for staggered terms, or until their successors are elected and qualified.  A majority of the members of the Board of Directors are independent based on an assessment of each member’s qualifications by the Board, taking into consideration the NASDAQ National Market’s requirements for independence.  The Board of Directors has concluded that Messrs. Buchanan, Hawke, Nelson and Van DeGrift do not have any material relationships with Peoples that would impair their independence.

At the Annual Meeting, you will be asked to elect one class of directors, consisting of two directors, for a three-year term expiring in 2011 and until their successors are elected and qualified.  No nominees for director are related to any other director or executive officer by blood, marriage or adoption.  You are not permitted to use cumulative voting for the election of directors. The nominees currently serve as directors of Peoples Community Bancorp and Peoples Community Bank.  Mr. Donald L. Hawke was a director in the current class that expires at the Annual Meeting on May 28, 2008.  Mr. Hawke has elected to retire as a director at the end of his current term and is not nominated as a candidate.  Mr. Hawke has generously given twenty-one (21) years of valuable service to Peoples.

Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below.  If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors.  At this time, the Company knows of no reason why the nominees listed below may not be able to serve as a director if elected.

The following tables present information concerning the nominees for director of Peoples Community Bancorp and the continuing directors, including tenure as a director.  For certain directors, the indicated period of service includes service as a director of Peoples Community Bank prior to the organization of Peoples Community Bancorp in 2000. Ages are reflected as of December 31, 2007.

Nominees for Director for a Three-Year Term Expiring in 2011

Name	Age	Position with Peoples Community Bancorp and Principal Occupation During the Past Five Years	Director Since

James R. Van DeGrift	68	Director. Trustee of Turtlecreek Township in Lebanon, Ohio since 1992. Retired athletic director and teacher from Lebanon High School.	1994

Thomas J. Noe	47	Director. Executive Vice President and Treasurer of Peoples Community Bancorp and Peoples Community Bank since 2002; previously, Chief Financial Officer and Treasurer since 2000.*	2000

The Board of Directors recommends that you vote FOR the election of these nominees for director.

Directors Whose Terms Are Continuing

Directors for a Three-Year Term Expiring in 2009

Name	Age	Position with Peoples Community Bancorp and Principal Occupation During the Past Five Years	Director Since

Jerry D. Williams	58	Director. President and Chief Executive Officer of Peoples Community Bancorp and Peoples Community Bank. Director of Columbia Bancorp, Inc., Cincinnati, Ohio, a privately held bank holding company and its wholly-owned subsidiary, The Columbia Savings Bank, since 2005.*	1980

John L. Buchanan	59	Director. President of Buchanan’s Power Equipment Center, Inc., a John Deere dealership located in Lebanon, Ohio which he has operated since 1971.	1996

Nicholas N. Nelson	61	Director. County Auditor for Warren County, Ohio, serving in such position since March 1987.	1990

Director for a Three-Year Term Expiring in 2010

Name	Age	Position with Peoples Community Bancorp and Principal Occupation During the Past Five Years	Director Since

John E. Rathkamp	65	Director. Retired December 2005 as Senior Vice President and Chief Lending Officer of Peoples Community Bancorp and Peoples Community Bank where he served since 2000. Prior thereto, he was President of Harvest Home Savings Bank located in Cheviot, Ohio, since 1991.	2000

*                                         Peoples Community Bancorp formerly owned approximately 38% of the outstanding shares of Columbia Bancorp, Inc. which was sold on December 29, 2006.  Mr. Williams agreed to serve as a director for one year and resigned on February 20, 2008.  Mr. Noe resigned in January 2007 as a director of Columbia Bancorp, Inc. and The Columbia Savings Bank.

Director Nominations

Nominations for director of Peoples Community Bancorp are made by the Nominating and Corporate Governance Committee of the Board of Directors and are ratified by the entire Board.  On June 23, 2006, the Board of Directors adopted a revised written Charter, and a copy of the Charter is available on the Company’s website at www.pcbionline.com.  The Charter sets forth certain criteria the committee may consider when recommending individuals for nomination to the Board, including: ensuring that the Board of Directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a “financial expert,” as that term is defined by the rules of the Securities and Exchange Commission), local or community ties, minimum individual qualifications, including strength of character, mature judgment, familiarity with the Company’s business and industry, independence of thought and an ability to work collegially.  The committee also may consider the extent to which the candidate would fill a present need on the Board of Directors.

The Nominating and Corporate Governance Committee will also consider candidates for director suggested by other directors, as well as the Company’s management and stockholders.  A stockholder who desires to recommend a prospective nominee for the Board should notify the Corporate Secretary or any member of the Nominating and Corporate Governance Committee in writing with whatever supporting material the stockholder considers appropriate.  Any stockholder wishing to make a nomination must follow the procedures for stockholder nominations, which are described under “Stockholder Proposals, Nominations and Communications with the Board of Directors.”

Executive Officers Who Are Not Directors

Set forth below is information with respect to the principal occupations during the last five years for the five executive officers of Peoples Community Bancorp and Peoples Community Bank who do not serve as directors of Peoples Community Bancorp.  Ages are reflected as of December 31, 2007.

Name	Age	Principal Occupation During the Past Five Years

Fred L. Darlington	51

Currently serves as Corporate Secretary since December 2005 and Senior Vice President and General Counsel of Peoples Community Bancorp and Peoples Community Bank since January 2005. Previously, Mr. Darlington was President of Kardol, LLC a distributor of masking paper and solvents since October 2004. Prior thereto Mr. Darlington served as Vice President and Senior Counsel of Provident Bank, Cincinnati, Ohio since August 1997.

Jerry L. Gore	57

Currently serves as Senior Vice President and Director of Retail Banking of Peoples Community Bank and Peoples Community Bancorp since July 2006. Previously, Mr. Gore served as Senior Vice President of Oak Hills Bank since June 2000.

Lori M. Henn	45

Currently serves as Senior Vice President of Peoples Community Bancorp and Peoples Community Bank, since June 2003, and as Compliance Officer of Peoples Community Bank since 2000. Ms. Henn also served as Director of Internal Audit in 2005. Previously, Ms. Henn was Vice President of Peoples Community Bancorp and Peoples Community Bank.

Teresa A. O’Quinn	49

Currently serves as Executive Vice President and Chief Financial Officer of Peoples Community Bancorp and Peoples Community Bank since August 2004 and was Chief Operating Officer between August 2004 and March 2006. Previously, Senior Vice President and Chief Financial Officer since September 2002; and prior thereto, Vice President.

Rick W. Wade	52

Currently serves as Senior Vice President and Chief Operating Officer of Peoples Community Bank since March 2006. Previously, Mr. Wade served as Senior Vice President of Peoples Community Bank since September 2005. Prior thereto, Mr. Wade was Vice President of BISYS, Inc. since July 2000.

Stephen P. Wood	51

Currently serves as Senior Vice President and Chief Lending Officer of Peoples Community Bancorp and Peoples Community Bank since January 2005 and December 2005, respectively. Previously, Mr. Wood served as Senior Vice President of Provident Bank, Cincinnati, Ohio since March 2001.

Meetings of the Board of Directors of Peoples Community Bancorp

During the calendar year ended December 31, 2007, the Board of Directors of Peoples Community Bancorp met 19 times. During 2007, the Board of Directors held four separate executive sessions of independent directors in accordance with the listing requirements of the NASDAQ Stock Market.  No director of Peoples Community Bancorp attended fewer than 75% of the aggregate of the total number of Board meetings held during the period for which he has been a director and the total number of meetings held by all Committees of the Board on which he served during the periods that he served.

The primary business of Peoples Community Bancorp is conducted by Peoples Community Bank.  Peoples Community Bancorp has also established an Executive Committee on which all independent directors serve on a semi-annual basis. Messrs. Williams and Noe, however, serve on the Executive Committee for the entire year. The Executive Committee met five times during 2007.   The Board of Directors of Peoples Community Bank met twenty-one times during 2007.  No director of Peoples Community Bank attended fewer than 75% of the aggregate total number of Board meetings held during the period for which he has been a director and the number of meetings held by all Committees of the Board on which he served during the periods that he served.

Directors’ Attendance at Annual Meetings

Although the Company does not have a formal policy regarding attendance by members of the Board of Directors at annual meetings of stockholders, directors are expected to attend the annual meeting absent a valid reason for not doing so.  In 2007, six of the Company’s seven directors attended the annual meeting of stockholders.

CORPORATE GOVERNANCE

The Board of Directors has adopted the Peoples Community Bancorp Corporate Governance Guidelines which may be found in the Corporate Governance section of the Company’s website at www.pcbionline.com.  The Board of Directors has also adopted a Code of Conduct which may be found in the Corporate Governance section.

Committees of the Board of Directors

The Board of Directors of Peoples Community Bancorp, jointly with Peoples Community Bank, has established an Audit Committee, a Nominating and Corporate Governance Committee, and a Compensation and Benefits Committee.  On June 23, 2006, the Board of Directors adopted a charter for each committee and a copy of each charter is available on Peoples Community Bancorp’s website at www.pcbionline.com.

Audit Committee.  The Audit Committee reviews with management and the independent auditors the systems of internal control, reviews the annual financial statements, including the Form 10-K, reviews the quarterly Form 10-Qs and monitors Peoples Community Bancorp’s adherence in accounting and financial reporting to generally accepted accounting principles.  The Audit Committee currently consists of Messrs. Hawke, Nelson, Van DeGrift and Buchanan.

All of the members of the Audit Committee are independent as determined by the Board of Directors and as defined in NASDAQ’s listing standards and rules and regulations of the Securities and Exchange Commission.  The Audit Committee meets on an as needed basis and met four times in 2007.

The Board of Directors has determined that Mr. Nelson, a member of the Audit Committee, meets the requirements adopted by the Securities and Exchange Commission for qualification as an Audit Committee financial expert.  An Audit Committee financial expert is defined as a person who has the following attributes:  (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity or accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal controls and procedures for financial reporting; and (v) an understanding of Audit Committee functions.

Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee reviews and makes nominations for the Board of Directors, which are then sent to the full Board of Directors for their ratification.  The current members of the Nominating and Corporate Governance Committee are Messrs. Hawke, Nelson, Van DeGrift and Buchanan.   Each of the members is independent as defined in the NASDAQ listing standards. The Nominating and Corporate Governance Committee did not meet in 2007, but met in 2008 for this Annual Meeting.

Compensation and Benefits Committee.  It is the responsibility of the Compensation and Benefits Committee of the Board of Directors of Peoples Community Bank to institute a program which effectively provides incentive for executive management to lead Peoples Community Bank and Peoples Community Bancorp to their full potential.  In 2007, directors appointed to this committee were Messrs. Hawke, Nelson, Van DeGrift and Buchanan.  All the current members of the committee are independent members of the Board of Directors as defined in the NASDAQ’s listing standards.  The Compensation and Benefits Committee met three times in 2007.

The Compensation and Benefits Committee’s charter sets forth the responsibilities of the Compensation and Benefits Committee and reflects such committee’s commitment to create a compensation structure that incentivizes senior management and aligns the interests of senior management with those of the Company’s stockholders.  The Compensation and Benefits Committee and the Board of Directors periodically review and revise the Compensation and Benefits Committee charter, as appropriate. The Compensation and Benefits Committee’s membership is determined by the Board of Directors.

The Compensation and Benefits Committee has exercised exclusive authority over the compensation paid to the Company’s President and Chief Executive Officer and reviews and approves salary increases and bonuses for all of the Company’s executive officers as prepared and submitted to the Compensation and Benefits Committee by the President and Chief Executive Officer. The types of compensation we offer the Company’s executives remain within the traditional categories: salary, short and long-term incentive compensation (cash bonus and stock-based awards), standard executive benefits, and retirement and severance benefits.

Although the Compensation and Benefits Committee does not delegate any of its authority for determining executive compensation, the Compensation and Benefits Committee has the authority under its charter to engage the services of outside advisors, experts and others to assist the Compensation and Benefits Committee.

DIRECTORS’ COMPENSATION

Compensation Structure

During the calendar year ended December 31, 2007, each member of the Board of Directors of Peoples Community Bank was paid a retainer of $1,500 per month.  Board members were not paid separate compensation for meetings of Peoples Community Bancorp or committee meetings.

Peoples Community Bank maintains an unfunded, non-qualified, deferred compensation arrangement to provide retirement benefits to its Board of Directors.  The benefits are based on years of service and director compensation during the year preceding retirement.  The plan also provides for death benefit payments to a surviving spouse, beneficiaries or the estate of the director.  Peoples Community Bank has elected not to establish a trust for the holding or investing of assets.  Pension accruals for the plan are not deductible for federal income tax purposes until benefits are paid.  Accruals are intended to provide not only for the benefits attributed to service to date but also for those expected to be earned in the future.

Directors Compensation. The following table summarizes the 2007 compensation structure for each non-employee Director.  Directors did not receive any restricted stock awards or option award grants in 2007.

Name	Fees Earned or Paid in Cash	Stock Awards (1)(3)	Option Awards (2)(3)	Increase (Decrease) in Pension Value and Nonqualified Deferred Compensation Earnings(4)	Total

John L. Buchanan.	$18,000	$—	$—	$37,728	$55,728

Donald L. Hawke	$18,000	$—	$—	$62,854	$80,854

Nicholas N. Nelson	$18,000	$—	$—	$47,430	$65,430

James R. Van DeGrift	$18,000	$—	$—	$33,499	$51,499

John E. Rathkamp(5)	$29,000	$10,981	$7,255	$52,840	$92,821

(1)           Reflects the dollar amounts recognized for financial statements reporting purposes for the fiscal year ended December 31, 2007 in accordance with FAS 123(R) of awards issued in previous years pursuant to the 2001 Recognition and Retention Plan.  Such restricted stock awards vest at a rate of 20% per year.

(2)           Reflects the dollar amount recognized for financial statements reporting purposes for the fiscal year ended December 31, 2007 in accordance with FAS 123(R) of awards issued in previous years pursuant to the Stock Option Program.

(3)                                  At December 31, 2007, each non-employee director held the following amount of unvested stock awards and/or outstanding options:

Name	Unvested Stock Awards	Options

John L. Buchanan.	—	9,188
Donald L. Hawke	—	9,188
Nicholas N. Nelson	—	6,188
James R. Van DeGrift	—	9,188
John E. Rathkamp	859	8,422

(4)           Reflects the change in accrued benefit under the director’s retirement plan at December 31, 2007 compared to December 31, 2006.

(5)           Mr. Rathkamp serves as secretary to the Board and receives additional director fees as compensation for performing additional services.

Compensation and Benefits Committee Interlocks and Insider Participation

Determinations regarding compensation of the President and Chief Executive Officer, the senior management and the employees are reviewed and approved by Peoples Community Bank’s Compensation and Benefits Committee.

No person who served as a member of the Compensation and Benefits Committee during 2007 was a current or former officer or employee of Peoples Community Bancorp or Peoples Community Bank or engaged in certain transactions with Peoples Community Bancorp or Peoples Community Bank required to be disclosed by regulations of the Securities and Exchange Commission.  Additionally, there were no Compensation and Benefits Committee “interlocks” during 2007, which generally means that no executive officer of Peoples Community Bancorp served as a director or member of the Compensation and Benefits Committee of another entity, one of whose executive officers served as a director of Peoples Community Bank or as a member of Peoples Community Bank’s Compensation and Benefits Committee.

Executive Compensation

Summary Compensation Table

The following table sets forth a summary of certain information concerning the compensation paid by Peoples Community Bank for services rendered in all capacities during the calendar years ended December 31, 2006 and December 31, 2007 to the President and Chief Executive Officer, the Chief Financial Officer and the next highest paid officer of Peoples Community Bank.

Name and Principal Positions	Year	Salary	Stock Awards (1)	Option Awards (2)	Non-Equity Incentive Plan Compensation (3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (4)	All Other Compen- sation (5)	Total
Jerry D. Williams, President &	2007	$179,000	$15,063	$17,712	$—	$27,953	$45,148	$284,876
Chief Executive Officer	2006	$179,000	$16,533	$15,769	$—	$7,254	$40,454	$259,010

Thomas J. Noe, Executive Vice	2007	$153,500	$12,217	$14,593	$—	$18,754	$47,019	$246,083
President & Treasurer	2006	$153,500	$13,692	$12,559	$—	$4,064	$42,237	$226,052

Teresa A. O’Quinn, Executive	2007	$153,500	$11,639	$14,184	$—		$18,986	$198,309
Vice President & Chief	2006	$153,500	$13,223	$11,300	$—	$—	$13,510	$191,533
Financial Officer

(1)           Reflects the dollar amounts recognized for financial statement reporting purposes for the fiscal years ended December 31, 2006 and December 31, 2007, in accordance with FAS 123(R) of awards pursuant to the 2001 Recognition and Retention Plan.  Such restricted stock awards vest at a rate of 20% per year.  Assumptions used in the calculation of these amounts are included in footnote A to the Company’s audited financial statements for the fiscal years ended December 31, 2006 and December 31, 2007 included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on April 2, 2007 and April 15, 2008, respectively.

(2)           Reflects the dollar amount recognized for financial statement reporting purposes for the fiscal years ended December 31, 2006 and December 31, 2007, in accordance with FAS 123(R) of awards pursuant to the Stock Option Program and thus includes amounts from awards granted in and prior to 2007.  Assumptions used in the calculation of this amount for the fiscal years ended December 31, 2006 and December 31, 2007 are included in footnote A to the Company’s audited financial statements for the fiscal years ended December 31, 2006 and December 31, 2007, included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on April 2, 2007 and April 15, 2008, respectively.

(3)           Determined pursuant to a review of the individuals’ performance and the corporate performance goals and objectives.

(4)           Represents, with respect to Messrs. Williams and Noe, the increase in the present value of their accumulated benefits under the Corporation’s director’s retirement plan at the relevant measurement date for financial reporting purposes for 2007 compared to 2006.

(5)           Includes health insurance premiums paid by the Bank, the distribution from the Employee Stock Ownership Plan, the 401K Company match for 2007 and, with respect to Messrs. Williams and Noe, director’s fees amounting to $18,000, and auto expense with respect to Mr. Williams.

Equity Awards

                Outstanding Equity Awards at Fiscal Year-End.  The following table sets forth, with respect to the executive officers named in the Summary Compensation Table, information with respect to the number of options and unvested shares of restricted stock held as of December 31, 2007 and the value with respect to the unvested shares of restricted stock.

	Option Awards				Stock Awards
	Number of Securities Underlying			Option	Total Number of Shares or Units of Stock	Market Value of Shares of Stock That
	Unexercised Options		Exercise	Expiration	That Have	Have Not
Name	Exercisable	Unexercisable	Price	Date	Not Vested	Vested (1)

Jerry D. Williams	-0-	6,246	$ 16.34	06/30/2017	1,196	$16,792
	1,250	4,996	$ 19.85	06/30/2016
	986	1,479	$ 19.92	06/30/2015
	1,338	892	$ 23.20	06/30/2014
	1,635	408	$ 23.22	06/27/2013
	2,638	-0-	$ 20.25	06/28/2012
	3,119	-0-	$ 14.00	06/28/2011

Thomas J. Noe	-0-	5,352	$ 16.34	06/30/2017	1,004	$14,096
	1,071	4,281	$ 19.85	06/30/2016
	846	1,266	$ 19.92	06/30/2015
	1,147	764	$ 23.20	06/30/2014
	1,226	306	$ 23.22	06/27/2013
	1,978	-0-	$ 20.25	06/28/2012
	2,339	-0-	$ 14.00	06/28/2011

Teresa A. O’Quinn	-0-	5,352	$ 16.34	06/30/2017	1,004	$14,096
	1,071	4,281	$ 19.85	06/30/2016
	846	1,266	$ 19.92	06/30/2015
	1,147	764	$ 23.20	06/30/2014
	1,226	306	$ 23.22	06/27/2013
	1,319	-0-	$ 20.25	06/28/2012
	1,559	-0-	$ 14.00	06/28/2011

(1)          Based on the fair market value of $14.04 per share for the Corporation’s common stock as of December 31, 2007.

Stock Vested.  The following table sets forth certain information with respect to restricted stock awards vested for the named executive officers during the year ended December 31, 2007. None of the Company’s named executive officers exercised any stock options during the fiscal year ended December 31, 2007.

	Stock Awards
Name	Number of Shares Acquired On Vesting(1)	Value Realized On Vesting(2)

Jerry D. Williams	807	$13,186

Thomas J. Noe	649	$10,605

Teresa A. O’Quinn	592	$9,673

(1)                                  Reflects shares received on vesting from prior year grants under the Company’s Recognition and Retention Plan.

(2)                                  Based on the fair market value of $16.34 per share for the Corporation’s common stock as of June 30, 2007, the date of vesting.

Transactions with Certain Related Persons

Peoples Community Bank offers mortgage loans to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and certain other loans.  These loans are generally made on substantially the same terms as those prevailing at the time for comparable transactions with a non-affiliated person.  It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features to Peoples Community Bank.

Section 22(h) of the Federal Reserve Act generally provides that any credit extended by a savings institution, such as Peoples Community Bank, to its executive officers, directors and, to the extent otherwise permitted, principal stockholder(s), or any related interest of the foregoing, must be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the savings institution with non-affiliated parties; unless the loans are made pursuant to a benefit or compensation program that (i) is widely available to employees of the institution and (ii) does not give preference to any director, executive officer or principal stockholder, or certain affiliated interests of either, over other employees of the savings institution, and must not involve more than the normal risk of repayment or present other unfavorable features.

Employment Agreements

Peoples Community Bancorp and Peoples Community Bank, as employers, have entered into employment agreements with each of Jerry D. Williams, Thomas J. Noe, Stephen P. Wood and Teresa A. O’Quinn.  The executives’ compensation and expenses are paid by Peoples Community Bancorp and Peoples Community Bank in the same proportion as the time and services actually expended by the executives on behalf of each employer. The employment agreements are reviewed annually. The term of the executives’ employment agreements are extended each year for a successive additional one-year period upon the approval of the Boards of Directors, unless either party elects, not less than sixty (60) days prior to the annual anniversary date, not to extend the employment term.

Each of the employment agreements is terminable with or without cause by the Company. The executives have no right to compensation or other benefits pursuant to the employment agreements for any period after voluntary termination or termination by the Company for cause, disability or retirement. The agreements provide for certain benefits in the event of the executive’s death. In the event that:

(1)           either executive terminates his or her employment because the Company either fails to comply with any material provision of the employment agreement or change the executive’s title or duties, or

(2)           the employment agreement is terminated by the Company other than for cause, disability, retirement or death or by the executive as a result of certain adverse actions which are taken with respect to the executive’s employment following a change in control of Peoples Community Bancorp.

On a change in control, the executive will be entitled to a cash severance amount equal to three times his or her average annual compensation for the last five calendar years (or such shorter period that he has worked with Peoples Community Bank), plus the continuation of certain miscellaneous fringe benefits, subject to reduction pursuant to Section 280G of the Internal Revenue Code as set forth below in the event of a change in control.

A change in control is generally defined in the employment agreements to include any change in control of Peoples Community Bancorp required to be reported under the federal securities laws, as well as (1) the acquisition by any person of 20% or more of Peoples Community Bancorp’s outstanding voting securities and (2) a change in a majority of the directors of Peoples Community Bancorp during any three-year period without the approval of at least two-thirds of the persons who were directors of Peoples Community Bancorp at the beginning of such period.

Each employment agreement provides that, in the event any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code, then such payments and benefits shall be reduced by the minimum necessary to result in the payments not exceeding three times the recipient’s average annual compensation from the employers which was includable in the recipient’s gross income during the most recent five taxable years.  As a result, none of the severance payments will be subject to a 20% excise tax, and the employers will be able to deduct such payments as compensation expense for federal income tax purposes.

Change in Control Agreements

Peoples Community Bancorp and Peoples Community Bank entered into one-year change in control agreements with Lori M. Henn, Fred L. Darlington, Rick W. Wade and Jerry L. Gore who are not otherwise covered by an employment contract, in March 2003, March 2006, March 2007 and December 2007, respectively.  Commencing on the first anniversary date and continuing on each anniversary thereafter, the change in control agreements may be renewed by the Board of Directors for an additional year.  The agreements provide that in the event of their voluntary or involuntary termination following a change in control of Peoples Community Bancorp, the executives would be entitled to receive a severance payment equal to one times his or her average annual compensation for the five most recent taxable years.

Although the above-described employment agreements and change in control agreements could increase the cost of any acquisition of control, Peoples Community Bancorp and Peoples Community Bank do not believe that the terms of the employment agreements or change in control agreements would have a significant anti-takeover effect.

BENEFICIAL OWNERSHIP OF COMMON STOCK

BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the voting record date, certain information as to Peoples Community Bancorp common stock beneficially owned by each person or entity, including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, who or which was known to us to be the beneficial owner of more than 5% of the Company’s issued and outstanding common stock, the Company’s directors and named executive officers and all of the Company’s directors and executive officers as a group.

Name of Beneficial Owner or Number of Persons in Group	Amount and Nature of Beneficial Ownership as of March 20, 2008(1)		Percent of common stock
Financial Stocks Capital Partners III L.P., Finstocks Capital Management, LLC, Elbrook Holdings, LLC, John M. Stein and Steven N. Stein 507 Carew Tower 441 Vine Street Cincinnati, Ohio 45202	432,183	(2)	8.93%

Directors:
Jerry D. Williams	121,181	(3)(4)	2.52%
John L. Buchanan	48,643	(3)(5)	1.01%
Donald L. Hawke	30,643	(3)	*
Nicholas N. Nelson	19,643	(3)(6)	*
James R. Van DeGrift	40,243	(3)(7)	*
Thomas J. Noe	467,804	(3)(8)	9.67%
John E. Rathkamp	41,560	(3)(9)	*

Other Named Executive Officers:
Teresa A. O’Quinn	28,177	(3)(10)	*

All Directors and Executive Officers as a group (13 persons)	836,410	(3)	17.28%

*                                         Represents less than 1% of the outstanding common stock.

(1)                                  Based upon filings made pursuant to the Securities Exchange Act and information provided by each of the individuals.  Shares of Peoples Community Bancorp’s common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares.  Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2)                                  Based on a Schedule 13G filed with the Securities and Exchange Commission on April 11, 2005.  This Schedule 13G discloses that Financial Stocks Capital Partners III L.P. has shared voting and dispositive power with respect to the 432,183 shares it beneficially owns.  The Schedule 13G discloses that Finstocks Capital Management, LLC is the general partner of Financial Stocks Capital Partners III L.P. Finstocks Capital Management, LLC is controlled by Elbrook Holdings, LLC, which is in turn controlled by Steven N. Stein and John M. Stein. Finstocks Capital Management, LLC, Elbrook Holdings, LLC, Steve N. Stein and John M. Stein indirectly have the power to vote and dispose of the 432,183 shares.

(3)                                  Includes options to acquire shares of Peoples Community Bancorp’s common stock that are exercisable on March 20, 2008, or sixty (60) days thereafter, under Peoples Community Bancorp’s Stock Option Plans and shares allocated pursuant to the Peoples Community Bancorp’s Employee Stock Ownership Plan that are held in the associated trust, as follows:

Name	Number of Shares Underlying Options	Number of Shares Held in ESOP Trust
Jerry D. Williams	10,966	7,769
John L. Buchanan	9,188	—
Donald L. Hawke	9,188	—
Nicholas N. Nelson	6,188	—
James R. Van DeGrift	9,188	—
Thomas J. Noe	8,607	6,396
John E. Rathkamp	6,424	5,441
Teresa A. O’Quinn	7,168	5,222
All Directors and Executive Officers as a group (13 persons)	74,646	29,758

(4)                                Includes 34,800 shares held in Mr. Williams’ individual retirement account, 4,000 shares held jointly with Mr. Williams’ daughters and 4,500 shares held by Mr. Williams for the benefit of his daughters.

(5)                                Includes 5,400 shares held in Mr. Buchanan’s individual retirement account, 4,100 shares held by Mr. Buchanan’s spouse in her individual retirement account, 20,500 shares held in the Buchanan Family Trust and 2,000 shares held by Buchanan’s Power Equipment Center, Inc. a company of which Mr. Buchanan is the president.

(6)                                Includes 9,500 shares held jointly with Mr. Nelson’s wife and 500 shares held jointly with Mr. Nelson’s son.

(7)                                Includes 25,000 shares held jointly with Mr. Van DeGrift’s wife and 100 shares held by Mr. Van DeGrift for the benefit of his grandchildren.

(8)                                Includes 73,145 shares held in Mr. Noe’s individual retirement account, 7,825 shares held by Mr. Noe’s spouse and 39,024 shares held in five family trusts, for which Mr. Noe is trustee.  Mr. Noe’s address is c/o Peoples Community Bank, P.O. Box 1130, West Chester, Ohio 45071.

(9)                                Includes 20,859 shares held in Mr. Rathkamp’s individual retirement account, 4,652 shares held jointly with Mr. Rathkamp’s spouse and 1,800 shares held by Mr. Rathkamp’s spouse in her Individual Retirement Account.

(10)                          Includes 1,362 shares held in Ms. O’Quinn’s individual retirement account.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act requires Peoples Community Bancorp’s officers and directors, and persons who own more than 10% of Peoples Community Bancorp’s common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by regulation to furnish Peoples Community Bancorp with copies of all Section 16(a) forms they file.  Peoples Community Bancorp knows of no person who owns 10% or more of Peoples Community Bancorp’s common stock.

Based solely on review of the copies of such forms furnished to Peoples Community Bancorp, or written representations from its officers and directors, Peoples Community Bancorp believes that during, and with respect to, the year ended December 31, 2007, Peoples Community Bancorp’s officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Securities Exchange Act.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Directors of Peoples Community Bancorp has appointed BKD, LLP, as the independent registered public accounting firm, to perform the audit of Peoples Community Bancorp’s financial statements for the year ending December 31, 2008, and further directed that the selection of independent registered public accounting firm be submitted for ratification by the stockholders at the Annual Meeting.  The Board recommends that stockholders vote for ratification of such appointment.

Peoples Community Bancorp has been advised by BKD, LLP that neither the firm nor any of its associates has any relationship with Peoples Community Bancorp or its subsidiaries other than the usual relationship that exists between an independent registered public accounting firm and its clients.

In determining whether to appoint BKD, LLP as Peoples Community Bancorp’s independent registered public accounting firm, Peoples Community Bancorp’s Audit Committee considered whether the provision of services, other than auditing services, by BKD, LLP is compatible with maintaining the independent registered public accounting firm’s independence.  The Audit Committee believes that BKD, LLP’s performance of these other services is compatible with maintaining their independence.

The Board of Directors recommends that you vote FOR the ratification of the appointment of BKD, LLP as the independent registered public accounting firm for the year ending December 31, 2008.

Audit Fees

The following table sets forth the aggregate fees paid by the Company for professional services rendered in connection with the audit of Peoples Community Bancorp’s consolidated financial statements for 2007 and 2006, as well as the fees paid by us for audit-related services, tax services and all other services rendered to us during 2007 and 2006.

	Year Ended December 31,
Description of Services	2007	2006
Audit fees (1)	$218,720	$153,540
Audit-related fees (2)	5,010	21,855
Tax fees	19,245	22,121
Total	$242,975	$197,516

(1)                                  Audit fees consist of fees incurred in connection with the audit of the annual financial statements and the review of the interim financial statements included in the quarterly reports filed with the Securities and Exchange Commission, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits, consents and assistance with and review of documents filed with the Securities and Exchange Commission.

(2)                                  Audit-related fees primarily consist of fees incurred in connection with the examination of the internal control structure of Peoples Community Bancorp.

The Audit Committee selects the independent registered public accounting firms and pre-approves all audit services to be provided by it to Peoples Community Bancorp.  The Audit Committee also reviews and pre-approves all audit-related and non-audit related services rendered by the independent registered public accounting firm in accordance with the Audit Committee’s charter.  In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of the independent registered public accounting firm.  The Audit Committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary.  The Chair of the Audit Committee has been delegated the authority to approve non-audit related services in lieu of the full Audit Committee.  On a quarterly basis, the Chair of the Audit Committee presents any previously-approved engagements to the full Audit Committee.  Each of the services was pre-approved by the Audit Committee.

Each new engagement of BKD, LLP was approved in advance by the Audit Committee or its Chair, and none of those engagements made use of the de minimis exception to pre-approval contained in the Securities and Exchange Commission’s rules.

REPORT OF THE AUDIT COMMITTEE

The audit committee has reviewed and discussed the audited financial statements with management.  The audit committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 “Communication with Audit Committees,” as may be modified or supplemented.  The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with BKD, LLP, the independent registered public accounting firm’s independence.  Based on the review and discussions referred to above in this report, the audit committee recommended to the Board of Directors that the audited financial statements be included in Peoples Community Bancorp’s Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

Members of the Audit Committee

John L. Buchanan	Nicholas N. Nelson
Donald L. Hawke	James R. Van DeGrift

STOCKHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS

WITH THE BOARD OF DIRECTORS

Stockholder Proposals.  Proposals of stockholders intended to be presented at Peoples Community Bancorp’s annual meeting expected to be held in May 2009, must be received by Peoples Community Bancorp no later than November 28, 2008 to be considered for inclusion in the proxy materials and form of proxy relating to such meeting.  Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act.

Article II, Section 2.15 of the Bylaws of Peoples Community Bancorp provides that in order for a stockholder to make proposals for business to be brought before an annual meeting, a stockholder must deliver notice of such proposals to the secretary of Peoples Community Bancorp not less than 120 days prior to the anniversary date of the mailing of proxy materials in connection with the preceding annual meeting.  The notice with respect to business proposals to be brought before the annual meeting must state the stockholder’s name, address and number of shares of Peoples Community Bancorp common stock held, and briefly discuss the business to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any interest of the stockholder in the proposal.  All such proposals must also be received by November 28, 2008.

Stockholder Nominations. Article IV, Section 4.14 of Peoples Community Bancorp’s Bylaws governs nominations for election to the Board of Directors and requires all such nominations, other than those made by the Board of Directors or a committee appointed by the Board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section.  Stockholder nominations must be made pursuant to timely notice in writing to the secretary of Peoples Community Bancorp.  Generally, to be timely, a stockholder’s notice must be made in writing and delivered to the Corporate Secretary of Peoples Community Bancorp not later than 120 days prior to the anniversary date of the mailing of proxy materials in connection with the preceding annual meeting of stockholders of Peoples Community Bancorp.  In connection with this Annual Meeting, any such nomination by a stockholder must have been delivered or received no later than the close of business on November 28, 2007.  Peoples Community Bancorp did not receive any nominations.

Other Stockholder Communications. Stockholders who wish to communicate directly with the Board may do so by sending written communications addressed to The Board of Directors, Peoples Community Bancorp, Inc., Post Office Box 1171, Lebanon, Ohio 45036.

ANNUAL REPORTS

A copy of Peoples Community Bancorp’s Annual Report to Stockholders for the year ended December 31, 2007 accompanies this Proxy Statement.  Such 2007 Annual Report is not part of the proxy solicitation materials.

Upon receipt of a written request, Peoples Community Bancorp will furnish to any stockholder without charge a copy of Peoples Community Bancorp’s Annual Report on Form 10-K and the exhibits thereto for 2007 required to be filed with the Securities and Exchange Commission under the Securities Exchange Act.  Such written requests should be directed to Mr. Thomas J. Noe, Treasurer, Peoples Community Bancorp, Inc., P.O. Box 1130, West Chester, Ohio 45071.  The Form 10-K is not part of the proxy solicitation materials.

OTHER MATTERS

Management is not aware of any business to come before the Annual Meeting other than the matters described above in this proxy statement.  However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

The cost of the solicitation of proxies will be borne by Peoples Community Bancorp.  Peoples Community Bancorp will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of Peoples Community Bancorp’s common stock.  In addition to solicitations by mail, directors, officers and employees of Peoples Community Bancorp may solicit proxies personally or by telephone without additional compensation.

☒	PLEASE MARK VOTES	REVOCABLE PROXY
AS IN THIS EXAMPLE
PEOPLES COMMUNITY BANCORP, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PEOPLES COMMUNITY BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 28, 2008 AND AT ANY ADJOURNMENT THEREOF.

The undersigned hereby appoints the Board of Directors of Peoples Community Bancorp, Inc., or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated below, all the shares of common stock of Peoples Community Bancorp held of record by the undersigned on March 20, 2008, at the Annual Meeting of Stockholders to be held at the office of Peoples Community Bank, located at 7615 Voice of America Centre Drive, West Chester, Ohio 45069 on Wednesday, May 28, 2008, at 10:00 a.m., Eastern Time, and any adjournment thereof.

1.             The election as director of the nominee listed

(except as marked to the contrary below):

☐	FOR	☐	WITHHOLD	☐	FOR ALL EXCEPT

Nominee for a three-year term expiring in 2011:  James R. Van DeGrift

Thomas J. Noe

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

2.                                       PROPOSAL TO RATIFY THE APPOINTMENT of BKD, LLP as Peoples Community Bancorp’s independent registered public accounting firm for the year ending December 31, 2008.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.                                       In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

The Board of Directors recommends that you vote “FOR” all of the nominees listed above and “FOR” proposal 2.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.  THE SHARES OF PEOPLES COMMUNITY BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED.  IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS’ NOMINEES TO THE BOARD OF DIRECTORS, FOR RATIFICATION OF PEOPLES COMMUNITY BANCORP'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND OTHERWISE AT THE DISCRETION OF THE PROXIES.  YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

Please be sure to date this Proxy and sign in the box below.	Date

Stockholder sign above	Co-holder (if any) sign above

Detach above card, mark, sign, date and return using the enclosed envelope.

PEOPLES COMMUNITY BANCORP, INC.

The abovesigned hereby acknowledges receipt from Peoples Community Bancorp, prior to the signing of this Proxy, of the Notice of Annual Meeting of Stockholders, the Proxy Statement and Peoples Community Bancorp’s 2007 Annual Report to Stockholders.

Please sign this proxy exactly as your name(s) appear(s) on this proxy.  When signing in a representative capacity, please give title.  When shares are held jointly, only one holder need sign.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

ESOP VOTING INSTRUCTION BALLOT
PEOPLES COMMUNITY BANCORP, INC.

☒PLEASE MARK VOTES	ANNUAL MEETING OF STOCKHOLDERS
AS IN THIS EXAMPLE	MAY 8, 2007

The undersigned hereby instructs the Trustees of the Employee Stock Ownership Plan (“ESOP”) of Peoples Community Bank to vote, as designated below, all the shares of common stock of Peoples Community Bancorp, Inc. allocated to my accounts pursuant to the ESOP as of December 31, 2007 at the Annual Meeting of Stockholders to be held at the office of Peoples Community Bank, located at 7615 Voice of America Centre Drive, West Chester, Ohio 45069 on Wednesday, May 28, 2008, at 10:00 a.m., Eastern Time, and any adjournment thereof.

1.             THE ELECTION as directors of the nominees listed (except as marked to the contrary below).

☐	FOR	☐	WITHHOLD	☐	FOR ALL EXCEPT

Nominee for a three-year term expiring in 2011:  James R. Van DeGrift

Thomas J. Noe

Instruction: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

2.                                       PROPOSAL TO RATIFY THE APPOINTMENT of BKD, LLP as Peoples Community Bancorp’s independent registered public accounting firm for the year ending December 31, 2008.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.                                       In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

Peoples Community Bancorp’s Board of Directors recommends a vote FOR the Board’s nominees for director and FOR Proposal 2.  Such votes are hereby solicited by Peoples Community Bancorp’s Board of Directors.

If you return this card properly signed but you do not otherwise specify, shares will be voted for the Board of Directors’ nominees for director and for Proposal 2.  If you do not return this card, your shares will be voted by the Trustees in the same proportion as all allocated shares under the ESOP are voted.

Please be sure to sign and date this card in the box below.

Participant sign above	Print name above	Date

Detach above card, mark, sign, date and return to the administrator of the ESOP.

PEOPLES COMMUNITY BANCORP, INC.

PLEASE MARK, SIGN, DATE AND RETURN
ESOP VOTING INSTRUCTION BALLOT PROMPTLY.

April 18, 2008

To:                              Participants in Peoples Community Bank’s Employee Stock Ownership Plan

As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming 2008 Annual Meeting of Stockholders of Peoples Community Bancorp, Inc.  We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Peoples Community Bancorp allocated to your account pursuant to the Employee Stock Ownership Plan (“ESOP”) will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, the Annual Report to Stockholders and a voting instruction ballot, which will permit you to instruct the ESOP Trustees to vote the shares in your account.  After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the ESOP by marking, dating, signing and returning the enclosed voting instruction ballot to the administrator of the ESOP for receipt no later than April 30, 2008.  The Plan Administrator will certify the totals to the ESOP Trustees for the purpose of having those shares voted by the Trustees.

We urge each of you to vote, as a means of participating in the governance of the affairs of Peoples Community Bancorp. If your voting instructions for the ESOP are not received, the shares allocated to your account will generally be voted in the same proportion as all allocated shares under the ESOP are voted.  While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate.  Please take a moment to do so.

Please note that the enclosed material relates only to those shares which have been allocated to you under the ESOP.  If you also own shares of Peoples Community Bancorp common stock outside of the ESOP, you should have already received other voting material for those shares owned by you individually and not under the ESOP.  Please return all your voting material so that all your shares may be voted.

Sincerely,

Jerry D. Williams
President and Chief Executive Officer